Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jason Kates, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of rVue Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of rVue Holdings, Inc.

/s/ Jason Kates Jason Kates
Chief Executive Officer and Chairman of the Board
Date: March 30, 2012

I, David Loppert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of rVue Holdings, Inc. on Form 10-K for the fiscal year ended December 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of rVue Holdings, Inc.

/s/ David Loppert David Loppert
Chief Financial Officer
Date: March 30, 2012

A signed original of this written statement required by Section 906 has been provided to rVue Holdings, Inc. and will be retained by rVue Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.